                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                               ADVANCED MATERIALS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                                                                   April 8, 1998

To Our Shareholders:

    You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Advanced Materials Group, Inc. (the "Company") which will be held at 10:00 a.m. on April 28, 1998 at the Marriott Hotel, 18000 Von Karman Ave, Irvine, California 92612. All holders of the Company's outstanding Common Stock as of March 31, 1998 are entitled to vote at the Annual Meeting.

    Enclosed is a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions.

    We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,

                                          Steve F. Scott
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1998

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Advanced Materials Group, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m. local time, on April 28, 1998 at the Marriott Hotel, 18000 Von Karman Ave, Irvine, California 92612 (the "Annual Meeting") for the following purposes:

    1.  To elect six directors to the Board of Directors;

    2.  To approve the Company's 1998 Stock Option Plan; and

    3. To ratify the appointment of Ernst & Young LLP as the independent accountants for the Company for the year ending November 30, 1998; and

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting and all adjourned meetings thereof.

                                          By Order of the Board of Directors

                                          Steve F. Scott
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: April 8, 1998

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1998

                            ------------------------

                                VOTING AND PROXY

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Materials Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on April 28, 1998 at the Marriott Hotel, 18000 Von Karman Ave, Irvine, California 92612 and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all directors and to approve the Company's 1998 Stock Option Plan. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Annual Meeting in person.

    At the close of business on March 31, 1998, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 8,687,805 shares of Common Stock, par value $.001 per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only shareholders of record at the close of business on March 31, 1998 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect directors, and the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the Company's 1998 Stock Option Plan. These matters are described in the following sections of this Proxy Statement. Abstentions and shares held by a broker in "street name" ("Broker Shares") that are not voted in the election of directors will not be included in determining the number of votes cast. Abstentions and Broker Shares that are voted as to any matter presented at the meeting, but not voted on any particular proposal will have the same effect as votes cast in opposition to such proposal. Broker Shares that are not voted on any matter presented at the meeting will not be included in determining the number of shares present or represented at the meeting.

    The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company.

Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about April 8, 1998 to all shareholders entitled to vote at the Annual Meeting.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and shall qualify. It is intended that the proxies solicited the Board of Directors will be voted for election of the six nominees listed below unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the persons named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors.

    All of the nominees for director are, at present, directors of the Company.

    THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL SIX NOMINEES LISTED BELOW A DIRECTOR OF THE COMPANY.

    TIMOTHY R. BUSCH, 43, was elected to the Company's Board of Directors in September, 1997 and was appointed Chairman in February, 1998. Mr. Busch is a tax attorney and is president and managing partner of a professional services practice, The Busch Firm, which he founded in 1979. He is currently also a director of IMPAC Commercial Holding, Inc. and several privately held companies. Mr. Busch is a licensed attorney in California, Michigan, Texas and Washington, D.C. as well as a licensed CPA in California, Michigan and Nevada.

    STEVE F. SCOTT, 52, has been President and Director of the Company since June, 1991, and was appointed Chief Executive Officer in July, 1994. He has been with the Company and its predecessors for a total of nearly 14 years, including previous positions as General Manager and Vice President of Sales. Mr. Scott returned to the Company in June, 1991 at the request of the Board of Directors to complete the management and financial turnaround of the business. Mr. Scott was President of Pleuss-Staufer, a Swiss based mining company, from 1989 to 1991. Mr. Scott has a B.S. in Chemical Engineering from the University of Cincinnati and an MBA from California State University of Long Beach.

    N. PRICE PASCHALL, 48, was elected to the Company's Board of Directors in January, 1994. Mr. Paschall has been President of Paschall and Company, an investment-banking firm that serves clients in the medical and industrial markets, since February, 1992. Mr. Paschall was a partner of Shea, Paschall, Powell-Hambros Bank, a firm specializing in mergers and acquisitions, from August, 1987 to January, 1992. Mr. Paschall holds a degree in Business Administration from California Polytechnic University in Pomona.

    DR. MICHAEL LEDEEN, 55, was elected to the Company's Board of Directors in June, 1993. Dr. Ledeen, a Resident Scholar at the American Enterprise Institute in Washington, D.C. since 1989 and a Senior Advisor at Bear Stearns, an investment banking firm, since May, 1993, is an expert in foreign policy, intelligence, and international business. The author of a dozen books and hundreds of articles on twentieth-century history, Dr. Ledeen served as Special Advisor to Secretary of State Alexander Haig, and as a consultant to the National Security Council during the Reagan presidency. The founder of the Washington Quarterly, Dr. Ledeen writes regularly for the American Spectator and Commentary. He holds a Ph.D. in European History and Philosophy from the University of Wisconsin, and a B.A. from Pomona College.

    DR. ALLAN H. MELTZER, 69, was elected to the Company's Board of Directors in July, 1994. Dr. Meltzer has been a Professor at the Carnegie Institute of Technology, Graduate School of Industrial Administration, since 1964. He has been a director of Cooper Tire & Rubber since 1984, has held a number of visiting and honorary teaching posts, and has been a member of several policy advisory boards and committees. He received an A.B. in economics from Duke University in 1948, and an M.A. in economics in 1955 and a Ph.D. in economics in 1958 from the University of California, Los Angeles.

    MAURICE J. DEWALD, 57, was elected to the Company's Board of Directors in February, 1998. From June, 1992 to the present, Mr. Dewald has been Chairman and Chief Executive Officer of Verity Financial Group, Inc., a private investment and financial advisory firm. Mr. Dewald is a former member of the KPMG Peat Marwick Board of Directors and also served as the Managing Partner of the Los Angeles office of KPMG Peat Marwick from 1986 to 1991. He currently serves on the boards of two companies in the healthcare industry, Tenet Healthcare Corporation and ARV Assisted Living, Inc. In addition, he currently serves on the boards of Dai-Ichi Kangyo Bank of California and Monarch Funds.

    Following is information regarding J. Douglas Graven and David Lasnier, both of which are named executive officers of the Company. Neither Mr. Graven nor Mr. Lasnier are nominees for director.

    J. DOUGLAS GRAVEN, 42, has been Vice President/CFO since joining the Company in February, 1996. In May, 1996 he was named Corporate Secretary. From August, 1994 to February, 1996 he was Corporate Controller for Milhous Group, a privately held holding company for four operating subsidiaries. From March, 1991 to April, 1994, he was Manager, Corporate Accounting for Nissan Motor Corporation in U.S.A., Inc.

    DAVID LASNIER, 48, is the Senior Vice President and General Manager for Advanced Materials, Inc. He has held several of the titles, primarily in sales and manufacturing, since joining the Company seven years ago.

    All directors are entitled to receive $500 and reimbursement for out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. In addition, each director is entitled to receive non-qualified stock options, pursuant to the Company's 1998 Stock Option Plan, to purchase 20,000 shares of the Company's Common Stock at fair market value when elected to the Board, and 15,000 shares of Common Stock at fair market value each January subsequent to their election to the Board.

BOARD OF DIRECTORS MEETINGS

    The Board of Directors of the Company held four meetings during the fiscal year ended November 30, 1997. No Director attended less than 75% of the total number of meetings of the Board of Directors and of all committees of which he was a member. The Board has a compensation committee and an audit committee. The compensation committee is comprised of Messrs. Paschall, Ledeen and Meltzer and the audit committee is comprised of Messrs. Ledeen and Meltzer. The compensation committee will evaluate the performance of the Company's officers, and make recommendations to the Board concerning compensation. The committee will also determine option grants pursuant to the Company's 1998 Stock Option Plan. The Board does not have a nominating committee.

    The audit committee meets at least once a year with the Company's auditors to review the results of the annual audit and to discuss the financial statements.

                       APPROVAL OF 1998 STOCK OPTION PLAN
                                  (PROPOSAL 2)

1998 STOCK OPTION PLAN

    In 1998, the Company's Board of Directors adopted, subject to shareholder approval, the Advanced Materials Group, Inc. 1998 Stock Option Plan (the "Plan"), initially providing for the grant by the Company of options to purchase 1,250,000 shares of the Company's Common Stock, provided however that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under the Plan or any stock bonus or similar plan exceed the applicable percentage permitted under California law. Under the 1998 Stock Option Plan, the Company has the authority to grant its officers, directors and key employees either nonqualified stock options ("NQSOs") or incentive stock options ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonemployee directors may only receive NQSOs under the 1998 Stock Option Plan.

    In order for the Company to issue ISOs, shareholder approval of the plan is required under both the Code and the 1998 Stock Option Plan. Accordingly, at the Annual Meeting, the 1998 Stock Option Plan is being submitted to the shareholders for their approval so that the Company may issue such ISOs.

    The following summary outlined below is qualified in its entirety by reference to the full text of the 1998 Stock Option Plan, which is set forth in the attached Exhibit A.

PURPOSE OF THE 1998 STOCK OPTION PLAN

    The purpose of this 1998 Stock Option Plan is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified employees (including officers), directors and consultants. The Plan is intended to advance the interests of the Company by affording to employees (including officers, directors and consultants), upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries of the Company.

MAJOR PROVISIONS OF THE 1998 STOCK OPTION PLAN

    The major provisions of the 1998 Stock Option Plan are as follows:

    ELIGIBILITY: Options shall be granted only to full-time elected or appointed officers or other full-time employees of the Company, to employees of companies that do business with the Company or to consultants to the Company designated by the Committee from time to time as Optionees, including, without limitation, members of the Board who are also full-time officers or employees at the time of grant. Directors who are not employees or officers of the Company are ineligible to receive ISOs under the 1998 Stock Option Plan. As of March 31, 1998 there were approximately 124 employees, officers, directors, and consultants eligible to participate in the 1998 Stock Plan. The number of employees of companies that do business with the Company eligible to participate is not determinable.

    ADMINISTRATION: In adopting the 1998 Stock Option Plan, the Board of Directors designated the compensation committee (the "Committee"), to administer the 1998 Stock Option Plan. References in this discussion of the 1998 Stock Option Plan to the Committee shall be deemed to include the Committee or any other committee or person whom the Board of Directors designates to administer the 1998 Stock Option Plan.

    OPTION TYPES: The 1998 Stock Option Plan permits the Committee to grant, in its discretion, ISOs and NQSOs. Stock options designated as ISOs will comply with Section 422 of the Code. NQSOs, which are options that are not ISOs, entitle the holder to purchase up to the number of shares of Common Stock of the Company specified in the grant.

    OPTION PRICE: The Committee determines the exercise price per share of the options but, in the case of ISOs, the price will in no event be less than the Fair Market Value (as defined in the 1998 Stock Option Plan) of a share of Common Stock on the date the ISO is granted. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. The Fair Market Value of the Common Stock on March 30, 1998 was $3.00.

    NONTRANSFERABILITY: During the lifetime of the participant, options awarded under the 1998 Stock Option Plan may be exercised only by such person or by such person's guardian or legal representative.

    TIME AND MANNER OF EXERCISE: Options may be exercised in whole at any time, or in part from time to time, with respect to whole shares only, within the period permitted for exercise and shall be exercised by written notice to the Company. In addition to the payment of the option price, the participant shall pay to the Company in cash or in Common Stock the amount the Company is required to withhold or pay under federal or state law with respect to the exercise of the option or, in the alternative, the number of shares delivered by the Company under exercise of the option shall be appropriately reduced to reimburse the Company for such payment. Except as otherwise provided in the 1998 Stock Option Plan, an ISO may not be exercised at any time unless the holder is then an employee of the Company, its parent or subsidiary.

    AMENDMENT OR TERMINATION OF THE 1998 STOCK OPTION PLAN: The Board of Directors may terminate and in any respect amend or modify the 1998 Stock Option Plan, except that shareholder approval is required in order to (i) materially increase the total number of shares of Common Stock available under the 1998 Stock Option Plan (unless such increase is a result of changes in capitalization as described in the 1998 Stock Option Plan); (ii) materially increase the benefits accruing to participants under the 1998 Stock Option Plan; (iii) materially modify the requirements as to eligibility for participation in the 1998 Stock Option Plan; (iv) extend the period during which any option may be granted or exercised; (v) reprice any option previously granted under the Plan; or (vi) extend the term of the 1998 Stock Option Plan. Except as otherwise provided in the 1998 Stock Option Plan, no amendment, modification, or termination of the 1998 Stock Option Plan shall in any manner adversely affect the rights of any participant under the 1998 Stock Option Plan without the consent of such participant.

FEDERAL INCOME TAX CONSEQUENCES

    NQOS AND DIRECTOR NQOS

    Holders of NQOs and Director NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO or Director NQO to the extent that the fair market value of the shares of Common Stock on the date of exercise of the NQO or Director NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO or Director NQO.

    In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his option.

    ISOS

    Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either (a) two years from the date of grant of the option or (b) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of (1) the fair market value of the option stock minus the option price, or (2) the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as a capital gain. The Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

    Upon the exercise of an incentive stock option, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

STOCK OPTION GRANTS

    To date there have been no grants of options under the 1998 Stock Option
Plan.

    Option grants to officers and employees under the 1998 Stock Option Plan will be determined by the Compensation Committee as set forth therein. Accordingly, future grants to such persons are not determinable at this time. Directors, however, are entitled to receive (i) a non-qualified option to purchase 20,000 shares of the Company's Common Stock upon the date of their first election to the Board and (ii) an additional non-qualified option to purchase 15,000 shares of the Company's Common Stock each January subsequent to their election to the Board.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 STOCK OPTION PLAN.

               RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTS
                                  (PROPOSAL 3)

    The Company has selected Ernst & Young LLP as its independent accountants to perform the audit of the Company's financial statements for fiscal 1998, and the stockholders are being asked to ratify such selection. Representatives of Ernst & Young, LLP are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the Common Stock beneficially owned as of March 31, 1998 (i) by each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the Common Stock, (ii) by each of the Company's directors and nominees for director, and (iii) by all officers and directors as a group.

                                          AMOUNT AND NATURE
NAME AND ADDRESS                            OF BENEFICIAL        PERCENTAGE OF
OF BENEFICIAL OWNER                           OWNERSHIP        OUTSTANDING SHARES
----------------------------------------  ------------------   ------------------
Dito Caree LP...........................     1,330,096(1)            14.7%

Director/Nominees:

Steve F. Scott..........................       495,000(2)             5.4%
20211 South Susana Road
Rancho Dominguez, CA 90221

Michael A. Ledeen.......................        95,000(3)             1.1%
7312 Western Avenue
Chevy Chase, MD 20815

N. Price Paschall.......................       255,000(4)             2.9%
One Penn Plaza, Suite 2134
New York, New York 10119

Allan H. Meltzer........................        65,000(5)          *
GSIA Carnegie-Mellon University
Pittsburgh, PA 15213

Timothy R. Busch........................       908,795(6)            10.0%
2532 Dupont Dr.
Irvine, CA 92612

Maurice J. Dewald.......................        20,000(7)          *
303 Kings Road
Newport Beach, CA 92663

Officers:

J. Douglas Graven.......................       177,417(8)             2.0%
20211 South Susana Road
Rancho Dominguez, CA 90221

David Lasnier...........................       210,000(9)             2.4%
20211 South Susana Road
Rancho Dominguez, CA 90221

Tom Lane................................       150,000(10)            1.7%
20211 South Susana Road
Rancho Dominguez, CA 90221

All officers and directors as a group (9     2,376,212
Persons)................................                             23.1%

------------------------

*   Less than 1%.

(1) Includes 430,096 shares issuable upon the exercise of warrants held by Dito Caree LP. which are presently exercisable or exercisable within 60 days of March 31, 1998.

(2) Includes 470,000 shares which Mr. Scott has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 31, 1998.

(3) Includes 40,000 shares which Mr. Ledeen owns jointly with his wife and 40,000 shares which Mr. Ledeen has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 31, 1998.

(4) Comprised of 240,000 shares which Mr. Paschall has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 31, 1998.

(5) Includes 50,000 shares which Mr. Meltzer has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 31, 1998.

(6) Includes 453,807 shares and 419,988 shares issuable upon the exercise of warrants held by the Lenawee Trust, of which Mr. Busch and his spouse are the current income beneficiaries. Also includes of 20,000 shares which Mr. Busch has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 31, 1998.

(7) Comprised of 20,000 options granted to Mr. DeWald upon his election to the Company's Board of Directors in January, 1998.

(8) Includes 140,217 shares which Mr. Graven has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 31, 1998.

(9) Comprised of 210,000 shares which Mr. Lasnier has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 31, 1998

(10) Comprised of 150,000 options granted to Mr. Lane upon his hiring in January, 1998.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding compensation paid by the Company for services rendered during the fiscal years ended November 30, 1995, 1996 and 1997, respectively, to the Named Officers during such periods.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                                                                 COMPENSATION
                                                                                                    AWARDS
                                                                     ANNUAL COMPENSATION         ------------
                                                               -------------------------------    SECURITIES
                                                                                  OTHER ANNUAL    UNDERLYING
      NAME AND PRINCIPAL POSITION               FISCAL YEAR     SALARY    BONUS   COMPENSATION   OPTIONS (#)
      ----------------------------------------     ------      --------  -------  ------------   ------------
      Steve F. Scott .........................          1997   $188,173  $50,000   $10,550(2)      85,000(3)
       President and Chief                              1996   $143,523    --      $9,231(2)      185,000(3)
       Executive Officer (1)                            1995   $137,495    --      $9,000(2)       10,000(3)

      J. Douglas Graven (4) ..................          1997   $100,921  $10,000   $7,400(2)       65,217(3)
       Vice President and
       Chief Financial Officer

      David Lasnier (4) ......................          1997   $131,322  $25,000   $7,400(2)      100,000(3)
       Senior Vice President

------------------------

(1) Mr. Scott was appointed Chief Executive Officer on July 6, 1994.

(2) Includes an allowance for automobile expenses. Does not include an allowance for medical insurance, which had aggregated $6,000 for Mr. Scott over the three-year period immediately prior to the end of fiscal 1997 and $2,000 each for Mr. Graven and Mr. Lasnier for fiscal year 1997.

(3) Options to purchase 10,000 shares at a price of $0.44 per share were granted to Mr. Scott in fiscal 1995, options to purchase 10,000 shares at a price of $1.27 per share were granted to Mr. Scott in fiscal 1996 and options to purchase 10,000 shares at a price of $1.97 were granted to Mr. Scott in fiscal 1997, in each case for services as director. The options granted to Mr. Scott in fiscal 1995 and 1996 were under the Company's 1993 Stock Option Plan and the options granted to Mr. Scott in fiscal 1997 were under the Company's 1997 Stock Option Plan. In addition options to purchase 75,000 shares at a price of $.78 and options to purchase 100,000 shares at a price of $1.00 were granted to Mr. Scott in fiscal 1996. Additionally, in fiscal 1997, options to purchase 75,000 shares at a price of $1.28 were granted to Mr. Scott; options to purchase 15,217 shares at a price of $0.69 and options to purchase 50,000 shares at a price of $1.28 were granted to Mr. Graven; and options to purchase 50,000 shares at a price of $0.78 and options to purchase 50,000 shares at a price of $1.28 were granted to Mr. Lasnier.

(4) Neither Mr. Graven nor Mr. Lasnier received total compensation in excess of $100,000 in the fiscal years ended 1996 or 1995.

              OPTION GRANTS IN FISCAL YEAR ENDED NOVEMBER 30, 1997
                               INDIVIDUAL GRANTS

    The following table sets forth information regarding information to purchase shares of the Company's Common Stock granted to the named Officers during the fiscal year ended November 30, 1997.

                                                NUMBER OF
                                                SECURITIES   % OF TOTAL
                                                UNDERLYING     OPTIONS      EXERCISE
                                                 OPTIONS       GRANTED      OR BASE    EXPIRATION
                                                 GRANTED     DURING FY97     PRICE        DATE
                                                ---------   -------------   --------   ----------
      Steve F. Scott..........................  75,000         22.3%          $1.28        1/1/07
                                                10,000                        $1.97       5/31/02

      J. Douglas Graven.......................  15,217         17.1%          $0.69      11/30/06
                                                50,000                        $1.28        1/1/07

      David Lasnier...........................  50,000         26.2%          $0.78      11/30/06
                                                50,000                        $1.28        1/1/07

------------------------

(1) Total number of options granted to employees during fiscal year 1997 was 381,605.

    No executive officer named in the Summary Compensation Table above exercised stock options during the fiscal year ended November 30, 1997.The following table sets forth for each of the named Officers the number of shares of the Company's Common Stock subject to both exercisable and unexercisable stock options as of November 30, 1997.Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of November 30, 1997.

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                                       NUMBER OF UNEXERCISED        VALUES FOR "IN THE MONEY"
                                             SHARES                     OPTIONS AT 11/30/97         OPTIONS AT FISCAL YEAR END
                                           ACQUIRED ON    VALUE     ----------------------------   ----------------------------
                                            EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                                           -----------   --------   -----------   --------------   -----------   --------------
      Steve F. Scott.....................    --           --          385,000       85,000           $1,067,600   181,8$00
      J. Douglas Graven..................    --           --           55,217      120,000           $ 148,960    298,4$00
      David Lasnier......................    --           --          140,000       70,000           $ 381,200    167,2$00

EMPLOYMENT AGREEMENTS

    The Company is party to an employment agreement effective May 2, 1997, with Steve F. Scott, its President and Chief Executive Officer, which provides for Mr. Scott to receive an annual salary of $190,000. The employment agreement is effective through May 2, 2000 and provides for full-time employment and may be terminated by the Company or Mr. Scott at any time for any reason. Upon termination by the Company, Mr. Scott will be entitled to any unpaid compensation accrued through the effective date of his termination. If he is terminated by the Company other than for cause (as defined in the agreement), the Company will provide Mr. Scott with a severance payment equivalent to his annual base salary divided by twelve and multiplied by the number of months remaining until May 2, 2000.

    The Company is also party to an employment agreement with J. Douglas Graven, Vice President and Chief Financial Officer, dated May 2, 1997, providing for an initial annual salary of $102,500. The employment agreement is effective through November 2, 1999 and provides for full-time employment and may be terminated by the Company or Mr. Graven at any time for any reason. Upon termination by the Company, Mr. Graven will be entitled to any unpaid compensation accrued through the effective date of his termination. If he is terminated by the Company other than for cause (as defined in the agreement), the Company will provide Mr. Graven with a severance payment equivalent to his base salary divided by twelve and multiplied by the number of months remaining until November 2, 1999.

    The Company is also party to an employment agreement with David Lasnier, Vice President and General Manager for Advanced Materials, Inc., dated May 2, 1997, which provides for Mr. Lasnier to receive an annual salary of $120,000. The employment agreement is effective through May 2, 2000 and provides for full-time employment and may be terminated by the Company or Mr. Lasnier at any time for any reason. Upon termination by the Company, Mr. Lasnier will be entitled to any unpaid compensation accrued through the effective date of his termination. If he is terminated by the Company other than for cause (as defined in the agreement), the Company will provide Mr. Lasnier with a severance payment equivalent to his base salary divided by twelve and multiplied by the number of months remaining until May 2, 2000.

CHANGE IN CONTROL

    On September 12, 1997, an investor group purchased all the remaining common stock and warrants held by Trilon Dominion Partners, LLC, a Delaware limited liability company ("Trilon").Of the investor group, Dito-Caree, LP acquired at least 900,000 shares of common stock and warrants evidencing the holder's right to acquire at least 430,096 additional shares and now owns, on a fully diluted basis, 14.7% of the Company's common stock and the Lenawee Trust acquired at least 453,807 shares of common stock and warrants evidencing the holder's right to acquire at least 419,988 additional shares and now owns, on a fully diluted basis, 9.7% of the Company's common stock.Other individual members of the investor group own lesser amounts. The investor group, in the aggregate, including Dito-Caree, LP and the Lenawee Trust, now own 23.3% of the Company's common stock on a fully diluted basis.Based on the manner in which fully diluted ownership is calculated, the aggregate ownership of the investor group is less than the total of the fully diluted ownership of Dito-Caree, LP and the Lenawee Trust. Timothy R. Busch, a director of the Company, along with his spouse are the current income beneficiaries of the Lenawee Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of Common

Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that each of the named executive officers and directors was late in filing a Form 5 report at the end of fiscal 1997. The Company expects that such reports will have been filed with respect to all the named executive officers and directors at the time of this filing. The Company has enhanced its compliance program to ensure compliance by directors and officers with future Section 16(a) reporting obligations.

401(K) PLAN

    In October, 1993 the Company adopted a 401 (k) retirement plan, under which eligible employees may contribute, on a pre-tax basis, up to 15% of the employee's total annual income from the Company, including bonuses, but not to exceed the statutory prescribed annual limit. All of these contributions are fully vested. The Company did not make any contributions to the Plan during fiscal year 1997.

LIMITATION ON DIRECTOR'S LIABILITIES UNDER NEVADA LAW

    The Company's Bylaws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed actions, suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company; provided, however, that in the case of a suit or proceeding by or in the right of the Company, such persons shall be indemnified only to the extent of expenses actually and reasonably incurred by them in connection with the defense or settlement thereof and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such corporate suit or proceeding was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The Company has also obtained directors' and officers' liability insurance in the amount of $2,000,000.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors and officers of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company entered into a consulting agreement with Paschall and Company, of which N. Price Paschall, a director, is the President, on March 31, 1997, pursuant to which Paschall and Company agreed to consult with the Company regarding significant business acquisitions and other matters requested by the Company. The term of the agreement shall extend for a minimum period of 24 months. The contract shall be renewed with mutual consent of the Company and Paschall and Company for 12 month periods. The Company agreed to pay Paschall and Company consulting fees of $10,000 for the first month and for each of the next 23 months, a monthly retainer of $4,000. In addition, Paschall and Company was granted options to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value of a share of the Company's Common Stock as of the close of business on March 31, 1997. If an acquisition of a Target is completed during the course of this

Agreement or within one (1) year following the termination of this Agreement in which the Company acquires the stock or assets of the Target, Paschall and Company share earn options to purchase the following number of shares of the Company's Common Stock at the price of the day the transaction closes.

    1. Options in the amount of 75,000 shares shall be earned if total consideration for the Target is $10.0 million or less,

    2. Additional options will be issued at a pro-rata rate of 10,000 shares for each additional $1.0 million of purchase price above $10.0 million.

    See also the transaction involving Trilon Dominion partners, LLC, Dito-Caree, LP, the Lenawee Trust and Timothy R. Busch, a director, as described herein under "change in control."

    In the opinion of management, all transactions between the Company and its officers, directors, principal shareholders or other affiliates have been on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                             SHAREHOLDER PROPOSALS

    Any proposals of security holders which are intended to be presented at next year's Annual Meeting must be received by the Company at its principal executive offices on or before December 9, 1998 in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                                                                       EXHIBIT A

                         ADVANCED MATERIALS GROUP, INC.
                             1998 STOCK OPTION PLAN

    1.  PURPOSE OF THE PLAN; EFFECTIVENESS.

    The purpose of this 1998 Stock Option Plan ("Plan") of Advanced Materials Group, Inc., a Nevada corporation ("Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified employees (including officers), directors and consultants. The Plan is intended to advance the interests of the Company by affording to employees (including officers, directors and consultants, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries of the Company.

    This Plan will become effective on the date of its adoption by the Board of Directors of the Company (the "Board"), provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve months after that date. If the Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will be governed by, and construed in accordance with, the laws of the State of California.

    2.  LEGAL COMPLIANCE.

    It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in
Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

    3.  NON-EXCLUSIVITY OF THE PLAN.

    Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

    4.  ADMINISTRATION OF THE PLAN.

       4.1  PLAN COMMITTEE.

        The Plan shall be administered by a committee ("Committee") consisting of two (2) or more members of the Board. In the event the Committee is at any time not properly constituted, the Plan will be administered by the Board, and references to the Committee herein shall in such event be then deemed to refer to the Board.

       4.2  GRANTS OF OPTIONS BY THE COMMITTEE.

        In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period.

    The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in SECTION 8. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

       4.3  COMMITTEE PROCEDURES.

        The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

       4.4  FINALITY OF COMMITTEE ACTION.

        The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers, employees and consultants of the Company, including Optionees and their respective successors in interest.

       4.5  NON-LIABILITY OF COMMITTEE MEMBERS.

        No Committee member shall be liable for any action or determination made by him in good faith with respect to the Plan or any Option granted under it.

       4.6  DIRECTOR NQOS.

           (a) As of the date of their first election or appointment as directors each director of the Company shall be automatically granted an NQO to purchase 20,000 shares of the Company's Common Stock (as defined in SECTION 6), and thereafter on each January 19 following their first election or appointment as director, each director of the Company shall be automatically granted an NQO to purchase 15,000 shares of the Company's Common Stock (as defined in SECTION 6).

           (b) Except as expressly authorized by this SECTION 4.6, directors of the Company who are members of the Committee are not otherwise eligible to participate in the Plan.

           (c) Upon the grant of an NQO to a director, the director shall receive a written option agreement substantially in the form provided for in SECTION 8. Such director shall not be an "Optionee" as defined in
       SECTION 4.2 of the Plan.

           (d) The exercise price for each NQO granted under this Section shall be one hundred percent (100%) of the Fair Market Value (as defined in SECTION 9) of the Company's Common Stock (as defined in SECTION 6) on the date of grant as determined by the Committee pursuant to Section 9 of the Plan. Each NQO granted under this Section shall be for a term of five years and shall be subject to earlier termination as hereinafter provided.

           (e) An NQO granted under this Section may be exercised in whole or consecutive installments, cumulative or otherwise, during its term. In addition, NQOs granted under this Section are subject to the rights and obligations of Optionees, as provided in SECTION 12 of the Plan; provided, however, that the "stock swap feature" provided for in SECTION 12 of the Plan shall be available with respect to all NQOs granted under this Section.

           (f) NQOs granted under this Section shall be subject to the exercise and nontransferability terms of SECTION 15 of the Plan. In the event of the termination of service on the Board by the holder of any NQO granted under this Section, then the outstanding NQOs of such holder shall expire one year after such termination, or their stated expiration date, whichever occurs first.

    5.  BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN.

    Subject to the requirements of applicable laws, regulations and Nasdaq or exchange requirements, the Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion.

    Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the Optionee; or
(ii) reprice any option previously granted under the Plan; (iii) materially increase the number of shares subject to the Plan; (iv) materially increase the benefits accruing to Optionees under the Plan; (v) materially modify the requirements as to eligibility to participate in the Plan or (vi) alter the method of determining the option exercise price described in SECTION 9, without stockholder approval.

    6.  SHARES SUBJECT TO THE PLAN

    For purposes of the Plan, the Committee is authorized to grant Options for up to 1,250,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with
SECTION 14, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted, provided however that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under the Plan or any stock bonus or similar plan exceed the applicable percentage permitted under California law. The Committee is authorized to grant options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

    7.  OPTIONEES.

    Options shall be granted only to full-time elected or appointed officers or other full-time employees of the Company, to employees of companies that do business with the Company or to consultants to the Company designated by the Committee from time to time as Optionees, including, without limitation, members of the Board who are also full-time officers or employees at the time of grant. Any

Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in
SECTION 11.3.

    8.  GRANTS OF OPTIONS.

    The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution.

    9.  OPTION EXERCISE PRICE.

    The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee.

    For purposes of the Plan, the "Fair Market Value" of a share of the Company s Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (l) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

    10.  CEILING OF ISO GRANTS.

    The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. In the event that an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

    11.  DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

       11.1  OPTION PERIOD.

        The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten
    (10) years from the date on which the Option is granted, or five (5) years in the case of a grant of an ISO to an Optionee who is a ten percent (10%) shareholder at the date on which the Option is granted as described in
    SECTION 9.

       11.2  EXERCISEABILITY OF OPTIONS AND ACCELERATION OF EXERCISEABILITY.

        Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee; provided, however, that except as to officers, directors and consultants, Options granted to employees shall provide that the Optionee may exercise at least 20% of the Options per year over five (5) years from the date the Option is granted, subject to the conditions set forth elsewhere herein, including such as are set forth in SECTION 11.3 and provided for in SECTION 16.

    Notwithstanding the foregoing, the Committee at the time of grant may provide that the vesting of the right to exercise a given Option or portion thereof may be accelerated, during the term of the Option, under one or more of the following circumstances: (i) if the Common Stock of the Company shall be the subject of a tender offer by any person other than the Company which, by its terms, could result in the offerer acquiring more than twenty-five percent (25%) of the then outstanding shares of Common Stock of the Company. or (ii) if the shareholders shall consider, or be asked to consider, merging or consolidating the Company with any other person, or transferring all or substantially all of its assets to any other person, or (iii) if more than twenty-five percent (25%) of the Company's then outstanding voting shares shall be purchased by any person other than the Company, such that granted but unexercisable Options may be exercised at any time following the first public announcement of such event; provided, however, that in no event shall an option be exercised prior to six months after the date of grant or beyond its stated term.

       11.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT.

        All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company.

    Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 16), he may, at any time before the expiration of three (3) months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve (12) months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable bv his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him as permitted by Section 15, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 16, he may, at any time before the expiration of thirty (30) days after such termination or before the expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of termination of his employment). For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "Cause."

    12.  MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

       12.1  WRITTEN NOTICE OF EXERCISE.

        An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

       12.2  CASH PAYMENT FOR OPTIONED SHARES.

        If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

       12.3  STOCK SWAP OR STOCK SALE FEATURE.

        At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock acceptable to the Committee. or by a combination thereof. The Commitee may, further, in its sole discretion, provide, in lieu of payment of the exercise price in cash, that the Optionee may (i) forfeit Option shares equal to the value of the exercise price, pursuant to a so-called "immaculate cashless exercise," or (ii) immediately sell a portion of the Option shares to a third party in a broker-assisted sale. In the event that the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, and subject to the discretion of the Committee to accept payment in cash only, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 9.

       12.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE.

        The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 11.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws. the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

       12.5  STOCKHOLDER RIGHTS OF OPTIONEE.

        Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by SECTION 11.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in SECTION 14, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

       12.6  HOLDING PERIODS FOR TAX PURPOSES.

        The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

    13.  SUCCESSIVE GRANTS.

    Successive grants of Options may be made to any Optionee under the Plan.

    14.  ADJUSTMENTS.

    If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, combination, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share. In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

    In the event of a Reorganization (as hereinafter defined), then,

        a. If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

        b. If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

    The term "Reorganization" as used in this SECTION 14 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

    The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than thirty (30) calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 14 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

    Any adjustment to any outstanding ISO pursuant to this SECTION 14, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this SECTION 14 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

    No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, Optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under
Section 422
of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

    All adjustments and determinations under this Section 14 shall be made by the Committee in good faith in its sole discretion.

    15.  NON-TRANSFERABILITY OF OPTIONS.

    Except as otherwise permitted by the Committee in compliance with law and regulations, an Option shall be exercisable only by the Optionee, or in the event of his disability, by his guardian(s), conservator(s), or other legal representative(s), during the Optionee's lifetime. In the event of the death of the Optionee, an Option shall be exercisable by his legal representative(s), legatee(s), or heir(s), as the case may be, or by such person(s) as he may designate as his beneficiary or beneficiaries in a signed statement included as a part of the option agreement.

    No Option shall be transferable by the Optionee either voluntarily or involuntarily, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

    Any attempt to exercise, transfer or otherwise dispose of an interest in an Option in contravention of the terms and conditions of the Plan or of the option agreement for the Option, shall immediately void the Option.

    16.  CONTINUED EMPLOYMENT.

    As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan.

    Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

    17.  TAX WITHHOLDING.

    The exercise of any option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any option, the optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee in accordance with the criteria set forth in SECTION 9, with reference to the date the amount of tax to be withheld is determined ("Tax Determination Date"). The optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an optionee who is a director or officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), to be effective, must meet all of the following requirements: (i) the election must be made on or prior to Tax Determination Date; (ii) the election must be irrevocable; (iii) the exercise of an option may only be made six months or more subsequent to the grant of that option (except that this limitation will not apply in the event death or disability of the optionee occurs prior to the expiration of the sixmonth period); and (iv) the election must be made either (a) six months or more prior to the Tax Determination Date, or (b) within a ten-day "window period" beginning on the third business day following the release of the Company's annual or quarterly summary statement of sales and earnings and ending on the twelfth business day following the date of such release. Where the Tax Determination Date of a director or officer of the Company within the meaning of Section 16 of the 1934 Act is deferred until six months after exercise and that director or officer elects to have the Company withhold shares pursuant to the terms of this
SECTION 17, the full amount of option shares shall be issued or transferred to him upon exercise but he Ill be unconditionally obligated to tender back to the Company on the Tax Determination Date the proper number of shares of Common Stock to satisfy withholding requirements, plus cash for any fractional amount.

    18.  TERM OF PLAN.

       18.1  EFFECTIVE DATE.

        Subject to shareholder approval, the Plan shall become effective on March 20, 1998.

       18.2  TERMINATION DATE.

        Except as to options previously granted and outstanding under the Plan, the Plan shall terminate at midnight on March 19, 2008, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 5.

    19.  GOVERNING LAW.

    The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

    20.  INFORMATION.

    A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement. Optionees (other than key employees whose duties in connection with the Company assure them access to equivalent information) shall receive financial statements from the Company at least annually as required by Rule 260.140.46 under the California Code of Regulations.

                          ADVANCED MATERIALS GROUP, INC.
                       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 28, 1998

    The undersigned hereby constitutes and appoints Steve F. Scott and J. Douglas Graven as attorneys and proxies and each of them with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Advanced Materials Group, Inc. (the "Company") to be held at the Marriott Hotel, 18000 Von Karmen Ave, Irvine, California 92612, at 10:00 a.m., local time, on April 28, 1998 and at any and all adjournments thereof, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs said attorneys and proxies to vote as follows with respect to the matters described in the Proxy Statement:

1. To elect six members of the Company's Board of Directors. The following six persons have been nominated to serve on the Company's Board of
   Directors: Timothy R. Busch, Steve F. Scott, N. Price Paschall, Dr. Michael Ledeen, Dr. Allan H. Meltzer and Maurice J. DeWald.

   / / FOR all nominees listed above      / / WITHHOLD AUTHORITY to vote for
                                              all nominees listed above

------------------------------------------------------------------------------

     (Instructions: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee on the line provided above.)

2. To approve the Company's 1998 Stock Option Plan.

                     / / FOR   / / AGAINST   / / ABSTAIN

3. To ratify the appointment of Ernst & Young LLP as the independent accountants for the Company for the Year ending November 30, 1998; and

                     / / FOR   / / AGAINST   / / ABSTAIN

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                               (Please sign on reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY WHICH RECOMMENDS A VOTE FOR ITEMS 1, 2 and 3. AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING, SAID PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THIS PROXY when properly executed will be voted in the manner directed herein. If no direction is given, the proxy will be voted FOR Items 1, 2 and 3 herein.

                                  DATED:                             , 1998
                                        -----------------------------


                                  -----------------------------------------
                                                (Signature)


                                  -----------------------------------------
                                                (Signature)

                                  NOTE: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give your full title as such (Please sign, date and return this proxy in the enclosed envelope.)